

BlueEarth

Safe Harbor Statement

MATTERS DISCUSSED IN THIS PRESENTATION CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN USED IN THIS DOCUMENT, THE WORDS "ANTICIPATE," "BELIEVE," "ESTIMATE," "MAY," "INTEND," "EXPECT" AND SIMILAR EXPRESSIONS IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS, AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED, EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES ASSOCIATED WITH THE IMPACT OF ECONOMIC, COMPETITIVE AND OTHER FACTORS AFFECTING THE COMPANY AND ITS OPERATIONS, MARKETS, PRODUCTS AND CUSTOMERS, AND OTHER FACTORS DETAILED IN PERIODIC REPORTS FILED BY THE COMPANY WITH THE SEC. THIS PRESENTATION CONTAINS PROJECTIONS RELATED TO OUR FUTURE OPERATIONS, WHICH WERE PREPARED BY US AND THEY ARE SUBJECT TO UNCERTAINTY AND A COMPLEX SERIES OF FUTURE EVENTS BOTH INTERNAL AND EXTERNAL.

Blue Earth: An Energy Solutions Company
NASDAQ: BBLU

We reduce our customers energy costs

- **PRODUCE ENERGY AT CUSTOMERS SITE (DISTRIBUTED GENERATION)**

  COGENERATION (CHP): WE BUILD AND OWN ENERGY PLANTS ON THE CUSTOMERS SITE, SELLING ENERGY TO THE HOST AND THE LOCAL GRID IN PPA'S: LONG TERM RECURRING REVENUE

  SOLAR: WE PROVIDE EPC SERVICES TO BUILD SOLAR FACILITIES

- **DECREASE CUSTOMERS ENERGY CONSUMPTION AND COSTS (25-50%)**

  RETROFIT HVAC, LIGHTING AND REFRIGERATION EQUIPMENT

  PROPRIETARY TECHNOLOGY: INTELLIGENT DIGITAL BATTERIES AND ENERGY MANAGEMENT SYSTEMS

Blue Earth: An Energy Solutions Company
NASDAQ: BBLU

Generate Electricity		Save Electricity
CHP Energy Plants	**Solar EPC**	**Energy Efficiency (EE) & Technology**
RECURRING REVENUE ENERGY SALES: 20 YR. PPA	ANNUAL CONSTRUCTION REVENUE	ANNUAL REVENUE: SALES AND SERVICES RECURRING REVENUE: SHARED SAVINGS
JBS: PROTEIN PROCESSOR NEW CASINO IN LV	HI SOLAR PROJECTS: KENYON ENERGY INDIANA AND OTHER PROJECTS 2014 AND 2015	OVER 11,000 CUSTOMERS (EE) PROPRIETARY TECHNOLOGY INTRODUCED IN 2014 AND 2015

CHP: Combined Heat & Power Cogeneration

CHP POWER PLANT: GAS TO ELECTRICITY, WASTE HEAT USED FOR HEATING/COOLING/HOT WATER/STEAM: UP TO 90% EFFICIENCY

CONVENTIONAL POWER PLANT, GRID:

- 33% EFFICIENCY
- 67% WASTED AS HEAT, DISCHARGED IN AIR

U.S. HAS 82 GW OF CHP, GOAL TO ADD 40 GW BY 2020

DOE GOAL: CHP POWER PLANTS PRODUCE 20% OF U.S. CAPACITY

DENMARK: 55% OF ENERGY FROM COGENERATION & WASTE HEAT

CHP: Combined Heat & Power Cogeneration

Turbines and Reciprocating Generators convert natural gas to electricity and thermal power

Model Co-Generation System


Air Inlet
Turbine
Generator
Heat Recovery Steam Generator (HRSG)
Supplementary Heat

BlueEarth

Modular Co-Generation Unit




Volga-Dnepr

BlueEarth

August 2014

Generator delivered to EPC for the first JBS project
EPC sets up system and commissions prior to installation



BE CHP: PROJECTS AND CUSTOMERS

JBS: "WORLD'S LEADING ANIMAL PROTEIN PROCESSOR"

- ≈ $40 BILLION ANNUAL REVENUES
- 51 MEAT PROCESSING FACILITIES IN THE U.S. AND CANADA
- ≈35 FACILITIES QUALIFY FOR CHP PRODUCTION, THE REMAINDER FOR OTHER ENERGY SAVINGS SOLUTIONS SUCH AS ENERGY EFFICIENCY AND EMS/BATTERY TECHNOLOGY
- CHP POWER PLANTS: 4-20 MW'S, COST $5 M TO $30 M PER POWER PLANT
- OUR CHP SOLUTIONS ARE EXPECTED TO SAVE THE CUSTOMER ≈$100 M ANNUALLY IN ENERGY COSTS AND O&M, IF 35 LOCATIONS USE CHP
- THE LONG TERM REVENUE FOR BBLU IS EXPECTED TO BE ≈$305 M PER YEAR FOR 35 POWER PLANTS FOR 20 YEARS, IN EXCESS OF $5 BILLION IN CUMULATIVE REVENUES
- BBLU EXPECTS TO TURN ON THE FIRST 3-4 POWER PLANTS FOR JBS IN 2014 AND AN ADDITIONAL 4-10 POWER PLANTS IN 2015
- EPC PARTNERSHIPS INSURE SCALEABILITY IN THE CONSTRUCTION OF PLANTS

BlueEarth

BE CHP: PROJECTS AND CUSTOMERS

JBS HOLDINGS, ONE OF THE WORLDS LARGEST PROTEIN PRODUCERS

- Cameron Bruett, Chief Sustainability Officer of JBS USA Holdings, Inc., said, " JBS is pleased to partner with Blue Earth in implementing long-term energy solutions that will reduce costs and minimize our carbon footprint through the use of alternative, renewable energy and energy efficient solutions.''
- " Working with Blue Earth, JBS will improve the energy efficiency of many of our North American processing facilities over the next few years, improving the long-term sustainability of our organization, minimizing our environmental impact and continuing our role as a valued and responsible member of the communities in which we operate.''

Meat Packing Plants: Ideal BE Customer, for CHP, EE, Batteries and Energy Management Systems



BlueEarth

Blue Earth Energy Management System: Saves energy and provides audit trail for temperature history



BlueEarth

Carcasses conveyed to workers: energy intensive and large peak loads ideal for energy saving solutions



BlueEarth

BE CHP: PROJECTS AND CUSTOMERS

NEW LAS VEGAS CASINO: $17.4 M ENERGY CENTER TO BE CONSTRUCED AND OWNED BY BBLU AND DCO ENERGY LLC

- $115 M boutique Resort: close to Las Vegas Strip
- 206 luxury guest rooms
- The resort is expected to have a grand opening in early 2016
- Construction on the Central Energy Center is expected to start in the first quarter of 2015
- Long term recurring revenues from the sale of energy to the host
- The project was developed by DCO and is the first of many jointly developed projects that DCO and BBLU expect to co-own.

SOLAR EPC: ENGINEERING, PROCUREMENT, CONSTRUCTION

BE SOLAR STRATEGY

JOINT VENTURE WITH UNDER FINANCED SOLAR DEVELOPERS

- Three HI projects & Indiana Project: $20 M
- Pipeline: Multiple projects

UTILITY SCALE PROJECTS

- Ruben Fontes, President of BE Solar: Formerly Chevron Energy Solutions
- Two key former associates at Chevron joined the BE Solar Team
- Large pipeline of developing projects
- Backlog: Likely in the 4th Q of 2014 or 1st Q 2015

BlueEarth

ENERGY EFFICIENCY (EE) AND TECHNOLOGY

Rapid Growth 2015 and beyond

EXPERIENCED EE TEAM:
- SERVED OVER 11,000 SMALL BUSINESS CUSTOMERS
- KEEP YOUR COOL™ PROGRAM: APPROVED BY 20 UTILITIES

UPSTEALTH™ INTELLIGENT, DIGITAL BATTERY BACKUP SYSTEM
- REAL TIME COMMUNICATION, RAPID RECHARGE
- LONG LIFE, LOW MAINTENANCE, NON-EXPLOSIVE, NO HAZMAT
- TRAFFIC INTERSECTIONS AND INTELLIGENT DATA CENTERS

PEAKPOWER® SOLUTIONS: LOW COST, REAL TIME O&M
- ALARMS PRE FOOD SPOILAGE
- AUDIT TRAIL OF TEMPERATURES

Markets within the Traffic Sector

- Signalized Intersections approximately 313,000 in US



- Freeway Ramp Metering



- Railroad Crossings


R
R

- School Zone Flashers


SCHOOL
SPEED
LIMIT
20
WHEN
FLASHING

- Vehicle Messaging Signs


ABCDEFGH
JKLMNOPQ

BlueEarth
Energy Power Solutions

UPStealth's Traffic Market Potential

United States & Canada total potential

$504,829,100

(does not include other potential vertical markets in Traffic)

- US Market potential: **$453,850,000**
- Canada Market potential: **$50,979,100**
  - Population of 35,158,300 is 35,158 signalized intersections X 25%= 8,789 intersections that need BBS x $5,800= $50,979,100

UPStealth™

1 **NEMA**
UPStealth Battery Panel (500W)

2 **Living-Hinge**
UPStealth Battery Panel (500W)


STEALTH
BLUE EARTH ENERGY POWER SOLUTIONS




1


2

Data Center Markets

DATA CENTERS CONSUME MORE ENERGY PER SQUARE FOOT THAN ANY OTHER BUILDING TYPE

DATA CENTERS ACCOUNT FOR ABOUT 3% OF THE ELECTRIC CONSUMPTION IN THE U.S

ELECTRIC BILLS FOR DATA CENTERS EXCEED $7 B PER YEAR IN THE U.S.

509,147 DATA CENTERS WORLDWIDE

285 M SQUARE FEET OF BUILDING SPACE

2.5 FAILURES PER YEAR PER DATA CENTER, AVERAGE OUTAGE IS 134 MINUTES DURATION

2.8 M HOURS OF DOWNTIME ANNUALLY

$426 B ANNUAL LOSS PER YEAR DUE TO DOWNTIME

Data Center Markets

THE COMPANY HAS EXCLUSIVE RIGHTS FOR CERTAIN DATA CENTER MARKETS

INITIAL SITE EXPECTED TO BE INSTALLED IN 2014 USING UPSTEALTH™ PRODUCT

DEVELOPING SMART DIGITAL UPSTEALTH™ SPECIFICALLY FOR DATA CENTERS

POWERGENIX, OUR BATTERY PARTNER IS DEVELOPING NEW MONOBLOCK BATTERIES THAT ENHANCE OUR COMPETITIVE POSITION IN DATA CENTER MARKETS

BLUE EARTH IS LEVERAGING OUR YEARS OF UPSTEALTH™R&D FOR TRAFFIC INTERSECTIONS INTO DATA CENTERS AND OTHER MARKET VERTICALS

World's Largest, Most Diverse NiZn IP Portfolio

POWERGENIX Energy For Life

- **50 Patents Issued + 55 Pending**

- Critical electrolyte, positive and negative active material compositions and current collectors patents will block competition.


12/33 issued
21/41 issued
9/20 issued
1/3 issued
7/8 issued
Zn Negative
Cell Design
Ni Positive
Electrolyte
Charger

Driving Multi $B NiZn Market Opportunities!


POWERGENIX
DANGER
POWERGENIX

Executive Officers

Johnny R. Thomas, PhD, CEO & Director,

Rob Potts, President & COO, Director and CEO CHP Business

Brett Woodard, CFO and CFO CHP Business

Donald A. Kendall, Jr., CEO Blue Earth Capital

Directors

Laird C. Cagan, Chairman of the Board, 2011
- Raised over $600M of equity capital and over $2B of capital invested
- Previously worked for Goldman, Sachs & Co. and Drexel Burnham Lambert
- MBA, MS & BS, Stanford University

Governor Bill Richardson, Director, 2014
- Former Secretary of Department of Energy
- Two Term Governor of New Mexico, Initiatives to make NM the "Clean Energy State"

Michael W. Allman, Director, 2014
- VP Business Development of Sempra Energy, retired June 12, 2012,
- President of Sempra Communications, CFO Sempra Global, President/CEO Sempra Generation
- President and CEO of SoCalGas

James A. Kelly, Director, 2014
- Edison International (EIX), Parent company of Southern California Edison and Edison Mission
- Managed the electric grid with over 8,000 employees
- Board and Advisory roles in energy storage, wireless systems and engineering companies

Alan Krusi, Director, 2014
- President, Strategic Development of AECOM Technology Corp. (NYSE:ACM)
- Over three decades of management experience in energy and construction
- Board member for Comfort Systems USA, Inc. (NYSE:FIX)

Johnny R, Thomas, Ph.D, CEO and Director, 2011

Rob Potts, President and COO and Director, 2014

Selected Financial Comparisons, 2013 vs 2014

Financial Category	Six Months ended June 30, 2013 Unaudited	Six Months ended June 30, 2014 Unaudited
Revenues	$ 4,698,297	$ 6,794,789
Gross Profit	$ 1,556,376	$ 2,879,431
Net Loss (Cash)	$ 2,018,356	$ 4,845,161
Working Capital	$ 6,948,136	$ 13,158,901
Assets	$ 19,384,163	$ 88,615,910
Shareholder Equity	$ 14,926,372	$83,988,518

BlueEarth

Balance Sheet Highlights
6/30/14 Unaudited and 12/31/2013, Audited

	6/30/14	12/31/13
Cash	$ 4,414,394	$ 8,403,000
Assets	$88,615.910	$ 86,431,000
Shareholders Equity	$83,988,518	$ 79,338,000
Revenue	$ 6,794,789	$ 10,306,000
Shares Outstanding – Preferred	None	524,900
Shares Outstanding – Common	72,549,095	59,353,137
Market Cap	$177,745,283	$161,440,160

BlueEarth

Summary

RAPID REVENUE GROWTH: CHP, SOLAR EPC and EE/ TECHNOLOGY

REVENUE MODELS:

- RECURRING REVENUE FOR CHP AND SOME EE/TECH
- ANNUAL EPC REVENUE FOR SOLAR AND EE/TECH

PROPRIETARY TECHNOLOGY:

- INTELLIGENT BATTERY MANAGEMENT SYSTEMS
  - TRAFFIC INTERSECTIONS
  - INTELLIGENT DATA CENTERS
  - GRID STORAGE
- ENERGY MANAGEMENT SYSTEMS

BALANCE SHEET: STRONG AND GROWING


BlueEarth